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                                                                     EXHIBIT 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8, File Nos. 33-00346, 33-06609, 33-50692 and 33-59937.





                                                            ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 24, 1997